GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES YIELDBOOST COIN ETF	COYY
GRANITESHARES YIELDBOOST MSTR ETF	MTYY
GRANITESHARES YIELDBOOST TSLA ETF	TSYY

SUPPLEMENT DATED MAY 6, 2026

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated OCTOBER 24, 2025

After the close of the markets on June 01, 2026 (the “Payable Date”), the Funds will effect a reverse split of their issued and outstanding shares as follows:

Fund Name	Ticker	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
GraniteShares YieldBoost COIN ETF	COYY	1 for 6	83.33%
GraniteShares YieldBoost MSTR ETF	MTYY	1 for 6	83.33%
GraniteShares YiledBoost TSLA ETF	TSYY	1 for 8	87.50%

Effective after the close of markets on the Payable Date, the Fund’s CUSIP will change as noted in the table below:

Fund Name	Current CUSIP	New CUSIP
GraniteShares YieldBoost COIN ETF	38747R 371	38747T 567
GraniteShares YieldBoost MSTR ETF	38747R 280	38747T 559
GraniteShares YiledBoost TSLA ETF	38747R 611	38747T 542

Each reverse share split will apply to shareholders of record as of the close of the NASDAQ Stock Market (the “NASDAQ”) on June 01, 2026 (the “Record Date”), and payable after the close of the NASDAQ on the Payable Date. Shares of each Fund will begin trading on the NASDAQ on a reverse split-adjusted basis on June 2, 2026 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately either six-times higher (COYY and MTYY) or eight-times higher (TSYY).

The table below illustrates the effect of a hypothetical one-for-eight reverse split anticipated for the Fund:

1-for-6 Reverse Split

Period	# of Shares Owned		Hypothetical NAV	Total Market Value
Pre-Split	1,000		$3.00	$3,000
Post-Split	166.67	[1]	$18.00	$3,000

1-for-8 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$3.00	$3,000
Post-Split	125	$24.00	$3,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NASDAQ. Thus, each Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

1 Rounded at 2 decimal places

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Investors Should Retain This Supplement for Future Reference